SUBSCRIPTION AGREEMENT

InnerLight Holdings, Inc.
867 East 2260 South
 Provo, UT 84606

THIS SUBSCRIPTION AGREEMENT made this _____day of ______________, 2009 by and between InnerLight Holdings, Inc., a Delaware corporation (hereinafter  “ Company”), and the undersigned Subscriber (hereinafter “Subscriber”), who, for and in consideration of the mutual promises and covenants set forth herein, do hereto agree as follows:

1.           Subscription.   The Subscriber hereby subscribes for ____________ Units (hereinafter “Units”) of the Company’s securities, at a price of $10.00 per Unit, and herewith tenders to the Company’s Escrow Agent certified bank funds or wire transfer for the subscription in the amount of US$________________, which the Subscriber tenders herewith as payment for the Units.  Each Unit consists of  ten (10) shares of $.001 par value common stock of the Company, ten (10) Class “B” Common Stock Purchase Warrants, and ten (10) Class “D” Common Stock Purchase Warrants, as more fully is described in the Prospectus delivered to you along with this Subscription Agreement.  This Subscription Agreement (hereinafter “Subscription”) is an offer by you, the Subscriber, to subscribe for the purchase of these Units,  and, subject to the terms set forth in the Prospectus and any additional requirements imposed by your State of domicile, shall become a contract for the sale of said Units upon acceptance thereof by the Company.

2.           Acknowledgement. The undersigned acknowledges that, prior to signing this Subscription Agreement, he or she has received a copy of the Prospectus describing the offering of the Units by the Company as filed with the United States Securities and Exchange Commission, and is not relying upon any information other than that contained in the Prospectus and the Exhibits or obtained through any independent investigation conducted by you at your expense.

3.           Acceptance of Subscription and Delivery of Shares. This Subscription Agreement is made subject to the Company’s discretionary right to accept or reject the Subscription herein.  If the Company for any reason rejects this Subscription, the Subscription will be refunded in full, without interest, and this Subscription Agreement shall be null, void and of no effect.  Acceptance of this Subscription by the Company will be evidenced by the execution hereof by an officer of the Company.  Delivery of the Units subscribed for herein will be made by Continental Stock Transfer and Trust Company upon completion of this Offering in accordance with the provisions set forth in the Prospectus, including the requirement that all 100,000 Units offered are fully subscribed for.

The undersigned hereby executes this Subscription Agreement as of the ____ day of __________, 2009, at ________________________ (city) ,   _______________________ (state or country)

Subscriber Information:

Name(s): _________________________________________________________

Address: _______________________________________________________

               _______________________________________________________

State or Country: _______________________________Postal Code:______________

E-mail Address (optional) _______________________________________

EIN/ Social Security Number (if U.S. subscriber):____________________

Check one:  / / Individual   / / Joint Tenants   / / Tenants-In-Common  /  / Trust
/ / Corporation, LLC or Limited Partnership   / / Custodian UGMA

PLEASE DELIVER THIS SUBSCRIPTION AGREEMENT DIRECTLY TO OUR OFFICE AT:
InnerLight Holdings, Inc.
867 East 2260 South
Provo, UT 84606
REF: InnerLight Special Escrow

Payment must accompany your Subscription and shall be made by check or money order payable to “William J. Reilly, Esq., Escrow Agent”.